Stein Roe Mutual Funds

Annual Report
June 30, 1999


[PHOTO OF BONDS]

Stein Roe Fixed Income Fund

Taxable Bond Fund

                  Institutional Client High Yield Fund


STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments. (R)

Contents
--------------------------------------------------------------------------------


Performance...........................................................         1

   How the Institutional Client High Yield Fund has done over time

Questions & Answers...................................................         2

   Interview with the portfolio manager and summary of investment activity

Portfolio of Investments..............................................         4

   A complete list of investments with market values

Financial Statements..................................................         8

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.........................................        14

Financial Highlights..................................................        16

   Selected per-share data

Report of Independent Auditors........................................        17




                Must be preceded or accompanied by a prospectus.

Fund Performance
--------------------------------------------------------------------------------



                          Average Annual Total Returns
                           Periods Ended June 30, 1999
--------------------------------------------------------------------------------

                                                                      LIFE
                                                    1 YEAR          OF FUND
--------------------------------------------------------------------------------
Stein Roe Institutional Client High Yield Fund      4.20%            10.32%
Merrill Lynch High-Yield Master Index II            0.94%             7.88%
Lipper High Current Yield Fund Average             -1.44%             6.73%
Number of  Funds in Peer Group                       290                193

Growth of a $10,000 investment
--------------------------------------------------------------------------------


February 14, 1997 to June 30, 1999


[LINE CHART HERE]


Institutional Client High Yield Fund


                                                                 Lipper High
                     Institutional        Merrill Lynch         Current Yield
                      Client High          High-Yield            Fund Average
                      Yield Fund         Master II Index          (173 Funds)
2/14/97                 10000                 10000                 10000
3/31/97                  9900                 10077                 10123
6/30/97                 10548                 10666                 10721
9/30/97                 11102                 11083                 11294
12/31/97                11353                 11369                 11435
3/31/98                 12076                 11686                 11906
6/30/98                 12119                 11882                 11931
9/30/98                 11383                 11457                 11046
12/31/98                11912                 11786                 11336
3/31/99                 12531                 11913                 11642
6/30/99                 12626                 11993                 11696



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 0.50% was in effect for Institutional Client High Yield Fund for the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of any Stein Roe fund; they are not available for direct investment. Source of Lipper data:
Lipper, Inc., a monitor of mutual fund performance. Life of fund is from inception on 2/14/97. Benchmark and Lipper Performance is from 2/28/97.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 0.50% was in effect for Institutional Client High Yield Fund for the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of any Stein Roe fund; they are not available for direct investment. Source of Lipper data:
Lipper Inc., a monitor of mutual fund performance.

Questions & Answers
--------------------------------------------------------------------------------

An Interview with Steve Lockman, Portfolio Manager of Stein Roe Institutional Client High Yield Fund and SR&F High Yield Portfolio



                                    Fund Data
   Investment Objective:

   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium and lower-quality debt securities.





Q: How did the Fund perform in fiscal 1999?

Lockman: Amid difficult market conditions, Stein Roe Institutional Client High Yield Fund provided outstanding results for the 12 months ended June 30, 1999. The Fund's one-year total return of 4.20% ranked in the top 5% of all high yield funds tracked by Lipper, Inc.* By contrast, the average high yield fund lost value in fiscal 1999, posting a -1.44% total return as shown on page 1. The Fund's 30-day SEC yield was an attractive 9.55% as of June 30, 1999.

Q: Can you explain what happened to create difficult market conditions?

Lockman: Fiscal 1999 was a year of volatility and contrast that tested investors' patience. The spread, or difference in income potential between high-risk and high-quality bonds, nearly doubled to more than 500 basis points (5%) by the early autumn of 1998, according to CSI Research. The Fund outperformed its peers by taking a conservative approach when high yield bond prices were weak. We used income generated by the Fund and other cash to purchase higher-quality high yield bonds after their prices fell to attractive levels. Timely trading and solid research allowed us to avoid bonds with credit problems.

Q: How did you position the portfolio in fiscal 1999?

Lockman: We paid particular attention to zero coupon bonds as well as the telecommunications and technology sectors. Many new bonds have been issued in these market segments during the past several years, making them bellwether sectors for the overall high yield market. We varied our exposure throughout fiscal 1999. For example, we reduced our exposure during the autumn of 1998. This worked well as economic uncertainty prompted investors to seek higher quality bonds. This past spring, we increased the Fund's exposure to both areas as global economic conditions improved and investment markets stabilized.
     In fiscal 1999, we also increased the Fund's exposure to the food & beverage, consumer noncyclical, business services, transportation, and paper industries as their businesses improved and bond prices became more attractive. We lowered our allocation to the cable industry due to a lack of attractive opportunities, as well as our weighting in retail, metals and mining, and textiles and apparel due to declining industry trends.
     As the U.S. economy has shown more strength than expected in recent months, many deep cyclical industries such as paper and energy and steel have started to rebound. We are waiting for corporate earnings to reflect the rebound in commodity prices before we increase the portfolio's weighting to these areas. Overall, we have increased the quality of the portfolio's holdings.

Q: High yield bond defaults rose during the past year. What does this potentially mean for the market and the Fund?

Lockman: The trailing 12-month default rate, a indicator of high yield issuers' ability to meet their obligations to bondholders, rose to 3.82% this past spring, according to Moody's Investors Services. That compares with a 1% rate a year earlier. While this is a bit more than the annual average default rate of 3.5% for the period from 1971 to 1998, we believe the high yield market's potential income rewards still far outweigh its risks. One should keep in mind that the U.S. economy has enjoyed a remarkably long period of economic growth, and that given the hundreds of billions of dollars in high-yield bonds that have been issued in the 1990s, it is only natural that a few marginally capitalized companies will falter. Defaults are still well below the double-digit levels of the late 1980s. While we can't say what the future holds, I am pleased to report that none of the portfolio's holdings has gone into default since the Fund began operations nearly three years ago.


*Stein Roe Institutional Client High Yield Fund's return ranked 14th of 290 high current yield funds and 6th of 193 funds for the one-year and life of fund periods ended 6/30/99, according to Lipper Inc., a monitor of mutual fund performance. Rankings are based on total return with distributions reinvested. Lipper ranking for life of fund period is from 2/28/97. An expense limit of 0.50% was in effect for the periods shown. Rankings and total return would have been lower without the limit.

Questions & Answers Continued
--------------------------------------------------------------------------------


Q: Do you attribute this success to your credit research efforts?

Lockman: It's been challenging to perform the necessary credit research given the great number of new issues brought to the market. However, we are confident our research methods can give us an edge on our competition. For instance, we do our own credit forecasting and assign our own ratings for internal review purposes. This provides us with what we think is a more accurate and timely read on a company than we could get from widely-used public research. Our analysts maintain contact with companies and their customers, which helps assess a company's real value. And because our team covers the high yield as well as the investment-grade market for Stein Roe, we have broader capabilities than other management teams that may restrict their research solely to the high yield area.

Q: How do you think the high yield market will fare going forward?

Lockman: We expect that the high yield market will provide attractive opportunities over the next fiscal year if corporate earnings growth remains on track. Any improve ment from the international arena and/or the equity market may provide additional support. Finally, as we head into the new millennium, based on our economic outlook we think high yield bonds should continue to provide attractive returns.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Advisor currently limits expenses to 0.50% of net assets, subject to termination upon 30 days' notice to the Fund. Absent this limit, the Fund's total return would have been less. Portfolio holdings are as of 6/30/99 and subject to change. Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Foreign investments involve market, political, accounting and currency risks not associated with other investments. Emerging market investments involve market, political, accounting and currency risks not associated with investments in more developed markets. Source of Lipper data: Lipper, Inc.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)


                                                          Principal       Market
Long-Term Obligations (94.4%)                                Amount        Value
--------------------------------------------------------------------------------
Aerospace-and-Military-Technology-(5.3%)
BE Aerospace 9.500% 11/1/08............................... $    750     $    759
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07.......    1,000          960
Fairchild Corp 10.750% 4/15/09 (a)........................    1,000          985
L-3 Communications 10.375% 5/1/07 Series B (a)............      500          529
United Defense Industries 8.875% 11/15/07.................    1,500        1,459
                                                                        --------
                                                                           4,692
Automotive (2.5%)
Budget Group 9.125% 4/1/06................................    1,500        1,399
Penda Series B 10.750% 3/1/04.............................      800          796
                                                                        --------
                                                                           2,195
Building and Construction (4.0%)
Beazer Homes USA 8.875% 4/1/08............................    1,000          952
D R Horton 8.000% 2/1/09..................................    1,500        1,417
PYCSA Panama 10.280% 12/15/12 (a).........................    1,484        1,152
                                                                        --------
                                                                           3,521
Business Services (2.3%)
Penhall Acquisition 12.000% 8/1/06........................    1,000        1,000
Nationsrent 10.375% 12/15/08..............................    1,000          995
                                                                        --------
                                                                           1,995
Cable and Media (2.9%)
Charter Communication Zero Coupon (Yield to
     Maturity 4.094%) 4/1/11 (a)..........................    2,500        1,550
Perry-Judd 10.625% 12/15/07...............................    1,000          990
                                                                        --------
                                                                           2,540
Chemicals (1.2%)
Biovail Corporation International 10.875% 11/15/05........    1,000        1,040

Coal Mining (1.7%)
AEI Resources 11.500% 12/15/06 (a)........................    1,500        1,474

Computer Equipment (3.3%)
Axia 10.750% 7/15/08......................................    1,500        1,477
Rhythms Netconn 12.750% 4/15/09 (a).......................    1,500        1,410
                                                                        --------
                                                                           2,887
Containers (1.7%)
Packaging Corp. of America 9.625% 4/1/09 (a)..............    1,500        1,523

Cosmetics and Personal Care Products (2.2%)
Chattem 8.875% 4/1/08.....................................    2,000        1,920

Food and Beverages (2.2%)
Marsh Supermarket Series B 8.875% 8/1/07..................    1,000        1,005
Pepsi-Gemex Series B (Yankee Issue) 9.750% 3/30/04........    1,000          992
                                                                        --------
                                                                           1,997
Health Services and Equipment (5.0%)
Express Scripts 9.625% 6/15/09 (a)........................    1,500        1,522
Hanger Orthopedic Group 11.250% 6/15/09 (a)...............    1,000        1,025
Insight Health Services Series B 9.625% 6/15/08...........    1,250        1,194
Mediq Zero Coupon (Yield to Maturity 5.810%) 6/1/09 (a)...    1,850          703
                                                                        --------
                                                                           4,444

Hospitals and Nursing Home Care (4.9%)
Lifepoint Hospitals 10.750% 5/15/09 (a)................... $  2,000     $  2,040
Triad Hospitals 11.000% 5/15/09 (a).......................    1,000        1,018
Universal Hospital Services 10.250% 3/1/08................    1,415        1,245
                                                                        --------
                                                                           4,303
Hotels and Entertainment (11.7%)
Boyd Gaming 9.500% 7/15/07................................      750          746
Hard Rock Hotels 9.250% 4/1/05............................    1,500        1,425
Horseshoe Gaming 8.625% 5/15/09 (a).......................    1,500        1,451
Mohegan Tribal Gaming 8.750% 1/1/09.......................    1,500        1,491
Premier Parks.............................................
   9.250% 4/1/06..........................................      250          251
   9.750% 1/15/07.........................................      250          261
   Zero Coupon (Yield to Maturity 4.939%) 4/1/08..........    1,750        1,162
Prime Hospitality Series B 9.750% 4/1/07..................    1,490        1,490
Speedway Motorsports 8.500% 8/15/07.......................    2,000        2,020
                                                                        --------
                                                                          10,297
Internet Services (4.8%)
Concentric Network 12.750% 12/15/07 (a)...................    1,500        1,560
ICG Services Zero Coupon (Yield to
     Maturity 4.884%) 5/1/08..............................    2,250        1,232
PSInet 10.000% 2/15/05....................................    1,500        1,492
                                                                        --------
                                                                           4,284
Leisure Products (0.5%)
Boyds Collection 9.000% 5/15/08 (a).......................      448          441

Manufacturing (0.7%)
Westinghouse Air Brake 9.375% 6/15/05 (a).................      600          609

Nondepository Credit Institution (0.9%)
Mego 1997-3 CTFS 8.010% 8/25/23...........................    1,000          805

Oil and Gas (1.7%)
Key Energy Services 14.000% 1/15/09 (a)...................    1,500        1,541

Paper (0.4%)
Indah Kiat Finance 10.000% 7/1/07.........................      500          345

Printing and Publishing (4.6%)
Big Flower Press 8.625% 12/1/08...........................    1,500        1,380
Phoenix Color 10.375% 2/1/09..............................      750          735
World Color Press 8.375% 11/15/08.........................    2,000        1,940
                                                                        --------
                                                                           4,055
Restaurants (0.3%)
AFC Enterprises 10.250% 5/15/07...........................      250          252


Rubber, Plastic and Related Materials (1.6%)
Key Plastics Series B 10.250% 3/15/07.....................      500          486
Tekni-Plex 9.250% 3/1/08..................................    1,000          970
                                                                        --------
                                                                           1,456
Safety Equipment (1.6%)
Protection One 8.125% 1/15/09 (a).........................    1,500        1,388

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------

                                                          Principal       Market
                                                             Amount        Value
--------------------------------------------------------------------------------
Telecommunications (12.3%)
Arch Escrow 13.750% 4/15/08 (a)........................... $  1,000     $    900
Carrier One 13.250% 2/15/09...............................    1,000        1,015
Focal Communications Series B
   Zero Coupon (Yield to Maturity 5.967%) 2/15/08.........    3,300        1,848
Level 3 Communications
   Zero Coupon (Yield to Maturity 5.181%) 12/1/08 (a).....    1,000          620
MGC Communications Series B 13.000% 10/1/04 (a)...........    1,000          910
Metronet Communications (Yankee Issue)
   12.000% 8/15/07........................................    1,000        1,152
   Zero Coupon (Yield to Maturity 6.132%) 6/15/08.........    1,000          740
Nextlink Communications
   10.750% 6/1/09.........................................    1,000        1,028
   Zero Coupon (Yield to Maturity 6.034%) 6/1/09..........    1,000          585
Tele1 Europe 13.000% 5/15/09 (a)..........................    1,000        1,047
Viatel 11.250% 4/15/08....................................    1,000        1,020
                                                                        --------
                                                                          10,865
Telephone (5.5%)
Allegiance Telecom Series B
  Zero Coupon (Yield to Maturity 5.870%) 2/15/08 (a)......    1,500          930
BTI Telecom 10.500% 9/15/07...............................    1,000          855
Comtel Brasileira (Yankee Issue) 10.750% 9/26/04 (a)......      250          221
Intermedia Communications Series B
   Zero Coupon (Yield to Maturity 6.046%) 3/1/09..........    3,000        1,703
Knology Holdings
   Zero Coupon (Yield to Maturity 5.840%) 10/15/07 (a)....    2,000        1,160
                                                                        --------
                                                                           4,869
Textile and Apparel (2.8%)
Pillowtex Series B 9.000% 12/15/07........................      500          472
William Carter Series A 10.375% 12/01/06..................    2,000        2,055
                                                                        --------
                                                                           2,527
Transportation and Transportation Equipment (5.8%)
Atlas Air 9.375% 11/15/06 (a).............................    2,000        1,920
Coach USA Series B 9.375% 7/1/07..........................    1,000        1,045
Holt Group 9.750% 1/15/06 (a).............................    1,000          660
Railworks 11.500% 4/15/09 (a).............................    1,500        1,504
                                                                        --------
                                                                           5,129
Total Long-Term Obligations
(Cost $85,852)............................................                83,394
                                                                        --------
--------------------------------------------------------------------------------
                                                          Number of
                                                             Shares
Common Stock (0.3%)
--------------------------------------------------------------------------------
Telecommunications (0.3%)
Viatel Series A 10.000%
(Cost $)..................................................        4          227
                                                                        --------
--------------------------------------------------------------------------------
Preferred Stock (0.3%)
--------------------------------------------------------------------------------
Telephone (0.3%)
21st Century Telecom Group 13.750%
(Cost $517)...............................................        1          288
                                                                        --------

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------

                                                             Number       Market
Warrants (0.7%)                                         of Warrants        Value
--------------------------------------------------------------------------------
Health-Services-and-Equipment-(0.0%)
Mediq Warrants 6/1/09 (a).................................        2     $    (b)

Internet Services (0.4%)
Concentric Network Warrants 12/15/07 (a)..................        1          350

Oil and Gas (0.0%)
Key Energy Services Warrants 1/15/09 (a)..................        1           15

Telecommunications (0.3%)
Metronet Communications Warrants 8/15/07 (a)..............        1          106
MGC Communications Warrants 10/01/04 (a)..................        1          116
                                                                        --------
                                                                             222
Telephone (0.0%)
Allegiance Telecom Warrants 2/3/08 (a)....................        2            9
Knology Holdings Warrants 10/15/07 (a)....................        2            4
21st Century Telecommunications Warrants 2/15/10 (a)......        1           10
                                                                        --------
                                                                              23
Total Warrants
   (Cost $15 )............................................                   610
                                                                        --------
--------------------------------------------------------------------------------
                                                                 Principal
Short-Term Obligations (2.3%)                                       Amount
--------------------------------------------------------------------------------
Commercial Paper (2.3%)
Associates First Capital 0.000% 7/1/99
(Cost $2,075).............................................   $2,075        2,075
                                                                        --------
--------------------------------------------------------------------------------
Total-Investments-(98.0%)
(Cost $88,459) (c)........................................                86,594
Other Assets, Less Liabilities (2.0%).....................                 1,729
                                                                        --------
Total Net Assets (100.0%).................................               $88,323
                                                                        ========

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1999, the aggregate value of the Portfolio's private placement securities was $32,403, which represented 36.7% of net assets.
(b)..........................Rounds to less than one.
(c)At June 30, 1999, the cost of investments for federal income tax purposes was $88,461. Net unrealized depreciation was $1,867, consisting of gross unrealized appreciation of $1,689 and gross unrealized depreciation of $3,556.


See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
(All amounts in thousands, except per-share data)

Assets
Investment in SR&F High Yield Portfolio, at value.......        $  55,496
Cash....................................................               25
                                                                ---------
   Total assets.........................................           55,521
                                                                ---------

Liabilities
Dividends payable.......................................              123
Accrued expenses payable................................                3
                                                                ---------
   Total liabilities....................................              126
                                                                ---------
   Net assets...........................................        $  55,395
                                                                =========
Analysis of Net Assets
Paid-in capital.........................................        $  56,282
Net unrealized depreciation on investments..............           (1,042)
Overdistributed net investment income...................              (21)
Accumulated net realized gain on investments............              176
                                                                ---------
   Net assets...........................................        $  55,395
                                                                =========

Shares outstanding (unlimited number authorized)........            5,626
                                                                =========

Net asset value per share...............................        $   9.85
                                                                =========


See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1999
(All amounts in thousands)

Investment income
Interest income allocated from SR&F High Yield Portfolio.....          $ 4,168
                                                                     ---------

Expenses
Expenses allocated from SR&F High Yield Portfolio............              272
Administrative fees..........................................               68
Accounting fees..............................................               25
Transfer agent fees..........................................               23
SEC and state registration fees..............................               21
Amortization of organization expenses........................               15
Trustees' fees...............................................                7
Legal and audit fees.........................................                6
                                                                     ---------
   Total expenses............................................              437
Reimbursement of expenses by investment advisor..............             (212)
                                                                     ---------
   Net expenses..............................................              225
                                                                     ---------
Net investment income........................................            3,943
                                                                     ---------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments allocated from
     SR&F High Yield Portfolio...............................              176
Net change in unrealized appreciation or depreciation
     on investments..........................................           (1,277)
                                                                     ---------
   Net (loss) on investments.................................           (1,101)
                                                                     ---------
Net Increase in Net Assets Resulting from Operations.........          $ 2,842
                                                                     =========


See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)


                                                          Year             Year
                                                         Ended            Ended
                                                      June 30,         June 30,
                                                          1999             1998
                                                   -----------     ------------
Operations
Net investment income..........................        $ 3,943          $ 2,554
Net realized gain on investments allocated
     from SR&F High Yield Portfolio............            176            1,702
Net change in unrealized appreciation or
     depreciation on investments...............         (1,277)             (45)
                                                   -----------      -----------
   Net increase in net assets resulting
          from operations......................          2,842            4,211
                                                   -----------      -----------

Distributions to Shareholders
Distributions from net investment income.......         (3,964)          (2,554)
Distributions from net capital gains...........         (1,401)            (417)
                                                   -----------      -----------
   Total distributions to shareholders.........         (5,365)          (2,971)
                                                   -----------      -----------

Share Transactions
Subscriptions to fund shares...................         17,483            5,275
Value of distributions reinvested..............          5,278            2,968
                                                   -----------      -----------
   Net increase from share transactions........         22,761            8,243
                                                   -----------      -----------
   Net increase in net assets..................         20,238            9,483
Total Net Assets
Beginning of year..............................         35,157           25,674
                                                   -----------      -----------
End of year....................................        $55,395          $35,157
                                                   ===========      ===========
Analyses of Changes in Shares of Beneficial
     Interest
Subscriptions to fund shares...................          1,791              503
Issued in reinvestment of distributions........            535              282
                                                   -----------      -----------
   Net increase in fund shares.................          2,326              785
Shares outstanding at beginning of year........          3,300            2,515
                                                   -----------      -----------
Shares outstanding at end of year..............          5,626            3,300
                                                   ===========      ===========



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
(All amounts in thousands)

Assets
Investments, at market value (cost of $88,459)...............          $86,594
Receivable for investments sold..............................            1,776
Interest receivable..........................................            1,262
Cash.........................................................                4
                                                                   -----------
   Total assets..............................................           89,636
                                                                   -----------

Liabilities
Payable for investments purchased............................            1,250
Payable to investment advisor................................               43
Other liabilities............................................               20
                                                                   -----------
   Total liabilities.........................................            1,313
                                                                   -----------

   Net assets applicable to investors' beneficial interests..          $88,323
                                                                   ===========



See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1999
(All amounts in thousands)

Investment Income
Interest income...............................................          $ 7,707
                                                                     ----------

Expenses
Management fees...............................................              420
Accounting fees...............................................               26
Audit and legal fees..........................................               17
Trustees' fees................................................               11
Other.........................................................               25
                                                                     ----------
   Total expenses.............................................              499
                                                                     ----------
   Net investment income......................................            7,208
                                                                     ----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments..............................             (632)
Net change in unrealized appreciation or
     depreciation on investments..............................           (2,238)
                                                                     ----------
   Net loss on investments....................................           (2,870)
                                                                     ----------
Net Increase in Net Assets Resulting from Operations..........          $ 4,338
                                                                     ==========


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)


                                                    Year Ended       Year Ended
                                                      June 30,         June 30,
                                                          1999             1998
                                                 -------------------------------
Operations
Net investment income...........................      $  7,208         $  5,000
Net realized gain (loss) on investments.........          (632)           3,084
Net change in unrealized appreciation or
     depreciation on investments................        (2,238)            (176)
                                                 -------------    -------------
   Net increase in net assets resulting
       from operations..........................         4,338            7,908
                                                 -------------    -------------

Transactions in Investors' Beneficial Interests
Contributions...................................        51,100           40,432
Withdrawals.....................................       (45,602)          (9,126)
                                                 -------------    -------------
   Net increase from transactions in
       investors' beneficial interests..........         5,498           31,306
                                                 -------------    -------------
   Net increase in net assets...................         9,836           39,214
Total Net Assets
Beginning of year...............................        78,487           39,273
                                                 -------------    -------------
End of year.....................................      $ 88,323         $ 78,487
                                                 =============    =============


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

Note 1. Organization
Stein Roe Institutional Client High Yield Fund (the "Fund") is a series of Stein Roe Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substan tially all of its assets in SR&F High Yield Portfolio (the "Portfolio").
    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on November 1, 1996. The Fund commenced operations on February 14, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 1999, Stein Roe High Yield Fund and Stein Roe Institutional Client High Yield Fund owned 37.2 percent and 62.8 percent, respectively, of the Portfolio.


Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions and Investment

Income Investment transactions are accounted for on trade date. Interest income, including premium amortization, is recorded daily on an accrualbasis. Realized gains or losses from investment transactions are reported on a specific identified cost basis.
    Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. The Portfolio had when-issued or delayed delivery purchase commitments as of June 30, 1999.

Security Valuations

All securities are valued as of June 30, 1999. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes

No provision is made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

Distributions to Fund Shareholders

Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.


Note 3. Portfolio Composition
The Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities. See the Portfolio's Portfolio of Investments for information regarding individual securities.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


Note 4. Trustees' Fees and Transactions with Affiliates
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
    The management fee for the Portfolio is computed at an annual rate of .50 of 1 percent of the first $500 million of average daily net assets, and .475 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of the first $500 million of average daily net assets, and .125 of 1 percent thereafter. The Advisor also provides fund accounting services. The Advisor has agreed to reimburse the Fund to the extent that expenses exceed .50 of 1 percent of average annual net assets. This commitment expires January 31, 2000, subject to earlier termination by the Advisor on 30 days notice to the Fund.
    Transfer agent fees of the Fund are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund.
    Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affilia ted with the Advisor. No remuneration was paid to any other trustee or officer of the Trust.


Note 5. Short-Term Debt
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the year ended June 30, 1999.



Note 6. Investment Transactions
The Portfolio's aggregate cost of purchases and proceeds from sales (other than short-term obligations) for the year ended June 30, 1999, were $247,622 and $236,312, respectively.

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Institutional Client High Yield Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                      Year          Year           Period
                                                                                     Ended         Ended            Ended
                                                                                  June 30,      June 30,        June 30,
                                                                                      1999          1998          1997(d)
                                                                               -----------   -----------   --------------
Net Asset Value, Beginning of Period.........................................  $     10.65   $     10.21   $        10.00
                                                                               -----------   -----------   --------------
Income From Investment Operations
   Net investment income.....................................................         0.87          0.88             0.33
   Net realized and unrealized gain (loss) on investments....................        (0.49)         0.58             0.21
                                                                               -----------   -----------   --------------
     Total from investment operations........................................         0.38          1.46             0.54
                                                                               -----------   -----------   --------------
Distributions
   Net investment income.....................................................        (0.87)        (0.88)           (0.33)
   Net realized gains........................................................        (0.31)        (0.14)              --
                                                                               -----------   -----------   --------------
     Total distributions.....................................................        (1.18)        (1.02)           (0.33)
                                                                               -----------   -----------   --------------
Net Asset Value, End of Period...............................................  $      9.85   $     10.65   $        10.21
                                                                               ===========   ===========   ==============
Ratio of net expenses to average net assets (a)..............................         0.50%         0.50%            0.50%(c)
Ratio of net investment income to average net assets (b).....................         8.72%         8.31%            8.76%(c)
Total return (b).............................................................         4.20%        14.88%            5.48%
Net assets, end of period (000's)............................................      $55,395       $35,157          $25,674

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 0.97 percent and 1.28 percent for the years ended June 30, 1999 and 1998, respectively and 2.59 percent for the period ended June 30, 1997.
(b)Computed giving effect to the Advisor's expense limitation undertaking.
(c)Annualized.
(d)From commencement of operations on February 14, 1997.

--------------------------------------------------------------------------------
SR&F High Yield Portfolio



                                                                                      Year          Year           Period
                                                                                     Ended         Ended            Ended
                                                                                  June 30,      June 30,         June 30,
Select Ratios                                                                         1999          1998         1997 (a)
                                                                               -----------   -----------   --------------
Ratio of net expenses to average net assets..................................         0.57%         0.65%            0.89%(b)
Ratio of net investment income to average net assets.........................         8.27%         8.13%            8.24%(b)
Portfolio turnover rate......................................................          296%          426%             168%


(a)From commencement of operations on November 1, 1996.
(b)Annualized.
--------------------------------------------------------------------------------
   Federal Income Tax Information (unaudited)
   For the fiscal year ended June 30, 1999, the Fund paid capital gains distributions of which 5.00% where long term capital gains.
--------------------------------------------------------------------------------

Report of Independent Auditors
--------------------------------------------------------------------------------


To the Shareholders, Holders of Investors' Beneficial Interests, and Board of Trustees of Stein Roe Trust and SR&F Base Trust

Stein Roe Institutional Client High Yield Fund
SR&F High Yield Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Institutional Client High Yield Fund and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F High Yield Portfolio as of June 30, 1999 and the related statement of operations for the year then ended, statements of changes in net assets for the two years then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stein Roe Institutional Client High Yield Fund and SR&F High Yield Portfolio at June 30, 1999, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

(ERNST & YOUNG LLP SIGNATURE)

Chicago, Illinois
August 11, 1999

Stein Roe Trust
--------------------------------------------------------------------------------


Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Treasurer
Kevin Connaughton, Vice President
Timothy Jacoby, Vice President
Michael P. Kennedy, Vice President
Gail Knudsen, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Jane Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Sharlene. Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Patricia Judge, Controller


Agents and Advisors
Stein Roe & Farnham Incorporated
   Investment Advisor
State Street Bank and Trust Company
   Custodian
SteinRoe Services Inc.
   Transfer Agent
Bell, Boyd & Lloyd
   Legal Counsel to the Trust
Ernst & Young LLP
   Independent Auditors




                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 8/99